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                  Prudential Distressed Securities Fund, Inc.
                        Supplement dated May 27, 1999 to
                       Prospectus dated February 5, 1999

    The Board of Directors of Prudential Distressed Securities Fund, Inc. (the
Fund) has recently approved a proposal to exchange the assets and liabilities of the Fund for shares of the Prudential High Yield Total Return Fund, Inc. Class A, Class B and Class C shares of the Fund would be exchanged at net asset value for respective Class A, Class B and Class C shares of equivalent value of Prudential High Yield Total Return Fund, Inc. The Board determined that, based upon the Manager's recommendation, the Fund should be reorganized due to a declining asset base which is unlikely to improve and the opportunity to participate in a larger fund with a similar objective and policies.

    The transfer is subject to approval by the shareholders of the Fund. The shareholders' meeting is scheduled to occur in August 1999. It is anticipated that a proxy statement/prospectus relating to the transaction will be mailed to the Fund's shareholders in July 1999.

    Under the terms of the proposal, shareholders of the Fund would become shareholders of Prudential High Yield Total Return Fund, Inc. No sales charges would be imposed on the proposed transfer. The Fund anticipates obtaining an opinion of counsel that the transaction will not result in gain or loss to shareholders of the Fund for federal income tax purposes.

    EFFECTIVE IMMEDIATELY, THE FUND WILL NO LONGER ACCEPT ORDERS TO PURCHASE OR EXCHANGE INTO ITS SHARES OF ANY CLASS, EXCEPT FOR PURCHASES BY CERTAIN AUTOMATIC INVESTMENT, RETIREMENT AND EMPLOYEE PLANS (EXCLUDING IRA ACCOUNTS). Existing shareholders may continue to acquire shares through dividend reinvestment. The current exchange privilege of obtaining shares of other Prudential Mutual Funds and the current redemption rights will remain in effect until the transaction is consummated, which is anticipated to occur by the end of August 1999.

    The investment objective of Prudential High Yield Total Return Fund, Inc. is total return through high current income and capital appreciation. George Edwards and Paul Price, CFA, are the portfolio managers for both funds.

MF171C1 (5/27/99)